                     SECURITIES AND EXCHANGE COMMISSION



                           WASHINGTON, D.C.  20549



                               _______________




                                  FORM 8-K



                               CURRENT REPORT



                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934





Date of Report:  July 31, 1997






                  Source One Mortgage Services Corporation

           (Exact name of registrant as specified in its charter)





Delaware                        1-12898                        38-2011419
--------                        -------                        ----------
(State or other            (Commission File Number)          (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation)




 27555 Farmington Road                                         48334-3357
Farmington Hills, Michigan                                     ----------
--------------------------                                     (Zip Code)
(Address of principal
executive offices)







Registrant's telephone number, including area code:  (810) 488-7000





Total Pages:  7

Item 5.  Other Events


         None applicable.





Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


        See attached Distribution Reports as of July 25, 1997 for Series 1987-2, Distribution Reports as of August 1, 1997 for Series 1988-1 and 1988-2 and Distribution Reports as of July 20, 1997 for Series 1990-1.





                                  Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                     (Registrant)



Date:  July 31, 1997                    By: Larry N. Ciofu
                                           -------------------------------
                                            Larry N. Ciofu
                                            Vice President

                     FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1987-2

                 Distribution Date Statement for July  25, 1997

       COUPON       Principal        Number of      Interest        Interest
Class   RATE       Outstanding     Certificates     Accrued         Payable
----- --------  ---------------    ------------   ------------    -------------
 2-A   0.0000%  $          0.00          45,100   $       0.00    $        0.00

 2-B   7.0000%  $          0.00          18,000   $       0.00    $        0.00

 2-C   7.0000%  $          0.00          19,700   $       0.00    $        0.00

 2-D   9.5500%  $          0.00             124   $       0.00    $        0.00

 2-E   9.9500%  $ 12,007,026.27           5,200   $  99,558.26    $   99,558.26
                ---------------    ------------   ------------    -------------
                $ 12,007,026.27          88,124     $99,558.26    $   99,558.26


      Agency MBS Collections :
              Interest                                            $  100,223.47
              Principal                                           $  139,465.04
      Investment Income                                           $      439.84

                                                                  -------------
      TOTAL AVAILABLE                                             $  240,128.35

      Due   to Certificateholders                                 $  239,023.30

                                                                  -------------
      Available for Expenses and Residual Payments                $    1,105.05            THE FIRST NATIONAL BANK OF CHICAGO,
                                                                                           as Trustee
      Expenses Payable                                                 ($326.43)           Corporate Trust Division
                                                                                           Suite 0126
                                                                  -------------            One First National Plaza
      Net Balance                                                 $      778.62            Chicago, Illinois  60670
                                                                  =============            (312)407-4660

      Due to Residual Holders                                     $      778.62   ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC
                                                                                     HOLDERS ELECTING A PUT OPTION.

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $     38.9310

                 Distribution Date Statement for July  25, 1997

   Interest                       Principal         Principal         Per $1,000
 Payable Per     Principal       Payable Per       Balance After      CTF After
  $1,000 CTF      Payable         $1,000 CTF     July  25, 1997       July  25, 1997
 -----------   -------------    ------------     ----------------     --------------
 $  0.000000                    $  0.000000                           $     0.000000

 $  0.000000                    $  0.000000                           $     0.000000

 $  0.000000                    $  0.000000                           $     0.000000

 $  0.000000   $        0.00       -             $          0.00      $     0.000000

 $ 19.145819   $  139,465.04    $ 26.820200      $ 11,867,561.23      $ 2,282.223313
               -------------                     ----------------
               $  139,465.04                     $ 11,867,561.23

 Ending Aggregate Agency MBS Balance:            $ 11,887,352.35


 Accrual Distribution Amount:                    $          0.00
 Aggregate Cash Flow Value Decline:              $    139,465.04

                     FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1988-1

               Distribution Date Statement for August  1, 1997

       COUPON      Principal      Number of       Interest        Interest
Class   RATE      Outstanding    Certificates     Accrued         Payable
----- --------  ---------------  ------------   ------------   --------------
  A    0.0000%  $          0.00        38,510   $       0.00   $         0.00

  B    8.0000%  $          0.00        51,050   $       0.00   $         0.00

  Z    9.9000%  $ 12,370,345.21        10,440   $ 102,055.35   $   102,055.35
                ---------------  ------------   ------------   --------------
                $ 12,370,345.21       100,000   $ 102,055.35   $   102,055.35



      Agency MBS Collections :
              Interest                                         $   103,088.41
              Principal                                        $   495,748.47
      Investment Income                                        $       773.96
                                                               --------------
      TOTAL AVAILABLE                                          $   599,610.84

      Due to Certificateholders                                  ($597,803.82)
                                                               --------------
      Available for Expenses and Residual Payments             $     1,807.02

      Expenses Payable                                               ($306.26)
                                                                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                                               --------------              as Trustee
      Net Balance                                              $     1,500.76              Corporate Trust Division
                                                               ==============              Suite 0126
                                                                                           One First National Plaza
                                                                                           Chicago, Illinois  60670
      Due to Residual Holders                                  $     1,500.76              (312)407-4660

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                  $      75.0380      *


               Distribution Date Statement for August  1, 1997

                                                             Principal Balance
  Interest                    Principal       Principal      Per $1,000
Payable Per    Principal     Payable Per    Balance After    CTF After
 $1,000 CTF     Payable*      $1,000 CTF   August  1, 1997   August  1, 1997
------------ -------------   ------------  ---------------   -----------------
$  0.000000  $        0.00   $  0.000000   $          0.00   $       0.000000

$  0.000000  $        0.00   $  0.000000   $          0.00   $       0.000000

$  9.775417  $  495,748.47   $ 47.485486   $ 11,874,596.74   $   1,137.413481
             -------------                 ---------------
             $  495,748.47                 $ 11,874,596.74


Ending Aggregate Agency MBS Balance:        $11,874,864.27


             Accrual Distribution Amount:                    $           0.00
             Aggregate Cash Flow Value Decline:              $     495,748.47
                                                             ----------------
             *Aggregate Amount of Principal Distributable:   $     495,748.47

                     FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1988-2

                Distribution Date Statement for August  1, 1997

       COUPON         Principal        Number of       Interest        Interest
Class   RATE         Outstanding      Certificates     Accrued         Payable
----- --------     ---------------    ------------  -------------   --------------
 2-A   0.0000%     $          0.00          39,750  $        0.00   $         0.00

 2-B   7.0000%     $          0.00          24,540  $        0.00   $         0.00

 2-C   7.0000%     $          0.00          10,930  $        0.00   $         0.00

 2-D   7.0000%     $          0.00          14,580  $        0.00   $         0.00

 2-Z   9.4000%     $ 15,185,257.64          10,200  $  118,951.18   $   118,951.18
                   ---------------    ------------  -------------   --------------
                   $ 15,185,257.64         100,000  $  118,951.18   $   118,951.18



      Agency MBS Collections :
              Interest                                              $   120,216.73
              Principal                                             $   259,449.56
      Investment Income                                             $       704.15
                                                                    --------------
      TOTAL AVAILABLE                                               $   380,370.44

      Due to Certificateholders                                       ($378,400.74)
                                                                    --------------
      Available for Expenses and Residual Payments                  $     1,969.70

      Expenses Payable                                                    ($353.34)      THE FIRST NATIONAL BANK OF CHICAGO,
                                                                                         as Trustee
      Net Balance                                                   $     1,616.36       Corporate Trust Division
                                                                    ==============       Suite 0126
                                                                                         One First National Plaza
                                                                                         Chicago, Illinois  60670
      Due to Residual Holders                                       $     1,616.36       (312)407-4660

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                       $      80.8180

                Distribution Date Statement for August  1, 1997

                                                              Principal Balance
  Interest                     Principal       Principal      Per $1,000
Payable Per     Principal     Payable Per    Balance After    CTF After
 $1,000 CTF     Payable*       $1,000 CTF   August  1, 1997   August  1, 1997
------------   -------------  ------------  ---------------   ----------------
$   0.000000   $        0.00  $   0.000000  $          0.00   $      0.000000

$   0.000000   $        0.00  $   0.000000  $          0.00   $      0.000000

$   0.000000   $        0.00  $   0.000000  $          0.00   $      0.000000

$   0.000000   $        0.00  $   0.000000  $          0.00   $      0.000000

$  11.661880   $  259,449.56  $  25.436231  $ 14,925,808.08   $  1,463.314518
               -------------                ---------------
               $  259,449.56                $ 14,925,808.08


Ending Aggregate Agency MBS Balance:        $ 14,925,822.83


             Accrual Distribution Amount:                     $          0.00
             Aggregate Cash Flow Value Decline:               $    259,449.56
                                                              ---------------
             *Aggregate Amount of Principal Distributable:    $    259,449.56

             Principal Allocation:          Class 2-A:                 0.0000%
                                            Class 2-D:                 0.0000%

                     FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1990-1

                Distribution Date Statement for   July  20, 1997

                     UPPER TIER REMIC REGULAR CERTIFICATES

                                                                                      Interest
       COUPON        Principal      Number of        Interest        Interest        Payable Per
Class   RATE        Outstanding    Cert.             Accrued         Payable         $1,000 CTF
-----  --------   ---------------  ------------    ------------    ------------      -------------
 1-A    8.5000%   $          0.00        15,250    $       0.00    $       0.00      $    0.000000

 1-B    9.0000%   $          0.00        10,500    $       0.00    $       0.00      $    0.000000

 1-C    9.0000%   $          0.00         6,500    $       0.00    $       0.00      $    0.000000

 1-D    9.0000%   $          0.00        16,500    $       0.00    $       0.00      $    0.000000

 1-E    9.0000%   $ 10,385,865.24        12,000    $  77,893.99    $  77,893.99      $    6.491166

 1-F    0.0000%   $          0.00        18,500    $       0.00    $       0.00      $    0.000000

 1-G    0.0000%   $          0.00        12,450    $       0.00    $       0.00      $    0.000000

 1-H    0.0000%   $          0.00         4,850    $       0.00    $       0.00      $    0.000000

 1-I  259.5000%   $     20,771.73           152    $   4,491.89    $   4,491.89      $   29.551908
                  ---------------  ------------    ------------    ------------
                  $ 10,406,636.97        96,702    $  82,385.88    $  82,385.88

                Distribution Date Statement for   July  20, 1997

                     UPPER TIER REMIC REGULAR CERTIFICATES

                                                   Principal Balance
                  Principal        Principal         Per $1,000
  Principal      Payable Per      Balance After      CTF After
   Payable*       $1,000 CTF     July  20, 1997     July  20, 1997
------------    -------------    ---------------   -----------------
$       0.00    $    0.000000    $          0.00   $        0.000000

$       0.00    $    0.000000    $          0.00   $        0.000000

$       0.00    $    0.000000    $          0.00   $        0.000000

$       0.00    $    0.000000    $          0.00   $        0.000000

$  76,713.72    $    6.392810    $ 10,309,151.52   $      859.095960

$       0.00    $    0.000000    $          0.00   $        0.000000

$       0.00    $    0.000000    $          0.00   $        0.000000

$       0.00    $    0.000000    $          0.00   $        0.000000

$     153.43    $    1.009408    $     20,618.30   $      135.646711
------------                     ---------------
$  76,867.15                     $ 10,329,769.82

                               UPPER TIER REMIC REGULAR CERTIFICATES

                                                                           Interest
       COUPON      Principal      Number of    Interest      Interest     Payable Per      Principal
        RATE      Outstanding    Cert.         Accrued       Payable      $1,000 CTF        Payable*
      ---------   -----------    ----------    --------      --------     -----------      ----------
 1-R    0.0000%   $      0.00         3,298    $   7.96      $   7.96     $  0.002414      $     0.00


                                 Principal Balance
 Principal        Principal      Per $1,000
Payable Per       Balance After  CTF After
$1,000 CTF        July  20, 1997 July  20, 1997
------------      -------------- -----------------
$   0.000000      $         0.00 $     0.000000

                      LOWER TIER REMIC REGULAR INTERESTS

                                                                                    Principal
       COUPON      Principal         Number of       Interest      Principal       Balance After
Class   RATE      Outstanding       Certificates     Accrued        Payable*      July  20, 1997
----- ---------   ----------------  ------------  --------------  --------------  -----------------
1-AS    9.5000%   $            0.00       15,311  $         0.00  $         0.00  $            0.00

1-BS    9.5000%   $            0.00       10,521  $         0.00  $         0.00  $            0.00

1-CS    9.5000%   $            0.00        6,513  $         0.00  $         0.00  $            0.00

1-DS    9.5000%   $            0.00       16,533  $         0.00  $         0.00  $            0.00

1-ES    9.5000%   $   10,914,766.48       12,024  $    82,385.88  $    76,867.15  $   10,837,899.33

1-FS    9.5000%   $            0.00       30,950  $         0.00  $         0.00  $            0.00

1-HS    9.5000%   $            0.00        8,148  $         0.00  $         0.00  $            0.00

                  ----------------- ------------  --------------  --------------  -----------------
                  $   10,914,766.48      100,000  $    82,385.88  $    76,867.15  $   10,837,899.33

                     FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1990-1
                DISTRIBUTION DATE STATEMENT FOR July  20, 1997


Agency MBS Collections :
         Interest                                   $     82,393.84
         Principal                                  $     76,867.15
Investment Income                                   $        104.61
                                                    ---------------
Lower Tier REMIC Collection Account                 $    159,365.60
                                                    ---------------
Upper Tier REMIC Collection Account                 $    159,365.60

Aggregate Prin Payable to Holders of
Upper Tier REMIC Regular Certificate                    ($76,867.15)

Aggregate Interest Payable to Holders of
Upper Tier REMIC Regular Certificates                   ($82,385.88)

Expenses Payable                                    $          0.00



REMIC Taxes Payable                                 $          0.00

Interest Payable to Class 1-R Certificate                    ($7.96)



Principal Payable to Class 1-R Certificate          $          0.00

Due to Class 1-RS Certificate                              ($104.61)
                                                    ---------------
Net Balance                                         $          0.00
                                                    ===============


Beginning Aggregate Agency MBS Balance:             $100,001,006.61
Ending Aggregate Agency MBS Balance:                $ 10,330,776.25


 Aggregate Cash Flow Value Decline:                 $     76,867.15
                                                    ---------------
 *Aggregate Amount of Principal Distributable:      $     76,867.15



 Principal Allocation:


 Aggregate Amount of Principal
 Distributable to Classes 1-D and 1-I:


 Class 1-E:               0.63928100%
 Class 1-I:               0.10094079%

 Aggregate Amount of Principal
 Distributable to Classes 1-G,1-H and 1-R :

 Class 1-R:               0.00000000%




 THE FIRST NATIONAL BANK OF CHICAGO,
 as Trustee
 Corporate Trust Division
 Suite 0126
 One First National Plaza
 Chicago, Illinois  60670
 (312)407-4660